EXHIBIT 10.103.1


                               FIRST AMENDMENT TO
                              EMPLOYMENT AGREEMENT

         This First Amendment to Employment Agreement (this "AMENDMENT"), is made and entered into as of March 13, 2003, by and between Tarrant Apparel Group, a California corporation (the "COMPANY"), and Patrick Chow ("EXECUTIVE"), and amends that certain Employment Agreement dated as of January 7, 2002 (the "EMPLOYMENT Agreement").

         NOW, THEREFORE, in consideration of the agreements and covenants set forth herein and for other good a valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties do hereby agree as follows:

1. DEFINED TERMS. Capitalized terms used herein and not defined herein shall have the meanings given such terms in the Employment Agreement.

2. BASE SALARY. Section 4.a. of the Employment Agreement is hereby amended to increase from $220,000 to $250,000 the Base Salary payable by the Company to Executive, which change shall be retroactive to January 1, 2003.

3. ANNUAL BONUS. Section 4.b. of the Employment Agreement is hereby deleted in its entirety, and Executive shall not be entitled to any Annual Bonus for any period commencing on or after January 1, 2003. Employee shall continue to be eligible to receive a discretionary bonus in such amounts as determined by the Board, in its sole discretion, from time to time.

4. NO OTHER AMENDMENTS. Except as expressly set forth herein, all the terms of the Employment Agreement are hereby ratified and confirmed and shall remain in full force and effect.

         IN WITNESS WHEREOF, the parties hereto have duly executed this Amendment as of the day and year first set forth above.

                                             TARRANT APPAREL GROUP,
                                             a California corporation

                                             By:     /S/ TODD KAY
                                                    ----------------------
                                                    Todd Kay, President


                                              /S/ PATRICK CHOW
                                             -----------------------
                                             Patrick Chow